As filed with the U.S. Securities and Exchange Commission on March 5, 2012

Securities Act File No. 33-92982

Investment Company Act File No. 811-9054

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 40	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☒

Amendment No. 41	☒

(Check appropriate box or boxes)

Credit Suisse Opportunity Funds

(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

Karen Regan

Credit Suisse Opportunity Funds

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:
Rose F. DiMartino, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Approximate date of proposed public offering: March 5, 2012.

It is proposed that this filing will become effective (check appropriate box)

☐            Immediately upon filing pursuant to paragraph (b)

☒           on March 5, 2012 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a) (1)

☐            on (date) pursuant to paragraph (a) (1)

☐            75 days after filing pursuant to paragraph (a) (2), or

☐            on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CREDIT SUISSE FUNDS

Prospectus

Class A, C and I Shares

March 5, 2012

■  CREDIT SUISSE
LIQUID ALTERNATIVE FUND

CLASS A SHARES: CSQAX

CLASS C SHARES: CSQCX

CLASS I SHARES: CSQIX

As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

SUMMARY	4

THE FUND IN DETAIL	18

Goal and Strategies	18

Risk Factors	21

FINANCIAL HIGHLIGHTS	28

MEET THE MANAGERS	29

MORE ABOUT THE FUND	30

The Management Firm	30

Share Valuation	31

Distributions	32

Taxes	32

Statements and Reports	34

CHOOSING A CLASS OF SHARES	35

BUYING AND SELLING SHARES	37

SHAREHOLDER SERVICES	46

OTHER POLICIES	47

OTHER SHAREHOLDER INFORMATION	50

OTHER INFORMATION	56

About the Distributor	56

FOR MORE INFORMATION	back cover

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SUMMARY

INVESTMENT OBJECTIVE

The fund seeks to achieve investment results that correspond generally to the performance, before fees and expenses, of the Credit Suisse Liquid Alternative Beta Index.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 50 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 51 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange) (for shares redeemed or exchanged within 30 days from the date of purchase)	2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.15%	1.15%	1.15%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[3]
Other expenses of the fund	1.80%	1.80%	1.80%
Other expenses of the subsidiary	0.10%	0.10%	0.10%
Acquired fund fees and expenses[4]	0.08%	0.08%	0.08%
Total annual fund operating expenses	3.38%	4.13%	3.13%
Less: amount of fee limitations/expense reimbursements[5]	1.43%	1.43%	1.43%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.95%	2.70%	1.70%

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  1  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  The fund invests in Credit Suisse Cayman Liquid Alternative Fund, Ltd, a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" have been estimated for the fund's and the Subsidiary's first year of operations.

  4  "Acquired Fund Fees and Expenses" have been estimated for the fund's first year of operations.

  5  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.95% of the fund's average daily net assets for Class A shares, 2.70% of the fund's average daily net assets for Class C shares and 1.70% of the fund's average daily net assets for Class I shares at least through the fund's first year of operations (the fund has not yet begun operations). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fund's first year of operations and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before the end of the fund's first year of operations.

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EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS
CLASS A (with or without redemption)	$713	$1,383
CLASS C (redemption at end of period)	$373	$1,125
CLASS C (no redemption)	$273	$1,125
CLASS I (with or without redemption)	$173	$832

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund's annual rate of portfolio turnover for its first year of operations is anticipated to be approximately 300%, but may be lower or higher.

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PRINCIPAL INVESTMENT STRATEGIES

The fund employs a "passive" or indexing investment approach designed to track generally the performance of the Credit Suisse Liquid Alternative Beta Index (the "Index"). The Index seeks to approximate the aggregate returns of the universe of hedge funds, as represented by the Dow Jones Credit Suisse Hedge Fund Index (the "DJCS Hedge Fund Index"), using liquid investments. The DJCS Hedge Fund Index is a widely recognized asset-weighted benchmark that measures hedge fund performance.

The fund attempts to replicate the Index by investing all, or substantially all, of its assets in securities and financial instruments that provide exposure to the Index components in approximately the same weighting that such components have within the Index at the applicable time. The constituents of the Index include securities and financial instruments within the U.S. and non-U.S. equity, U.S. and non-U.S. fixed income, commodity and currency asset classes. The Index performance is currently a combination of its three primary strategy components: Long/Short Equity, Event Driven and Global Strategies. Long/Short Equity Strategies seek to provide long and short exposure to a diversified portfolio of equities which involves investing in equities (i.e., investing long) that are expected to increase in value and selling equities (i.e., short sales or short selling) that are expected to decrease in value. Long/Short Equity Strategies have the flexibility to shift investment styles, such as from value to growth, from small to medium to large capitalization stocks, and from net long to net short. Event Driven Strategies typically invest in various asset classes and seek to profit from potential mispricing of securities related to a specific corporate or market event. Such events can include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Global Strategies incorporate hedge fund strategies which invest across geographies and asset classes typically in a tactical manner and also incorporate certain arbitrage strategies. Examples of strategies of such types of hedge funds include convertible arbitrage, global macro and managed futures. The investment universe of Global Strategies is world wide and often includes equities, currencies, interest rates, and commodities. "Alternative beta" means the portion of the returns achieved using various hedge fund investing techniques (such as derivatives and short-selling) that results from market exposure, rather than manager skill. The percentage of the fund's portfolio exposed to each asset class and geographic region or to any hedge fund strategy will vary from time to time as the Index constituents and constituent weightings change.

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The fund will invest in a broad range of instruments, including, but not limited to, equities, American Depository Receipts and Global Depository Receipts, exchange-traded funds ("ETFs"), bonds, exchange-traded notes ("ETNs"), currencies, commodities, futures, options and swaps, either by investing directly in these instruments or, in the case of commodities and certain commodity-linked instruments, indirectly, by investing in the Subsidiary (as described below) that invests in such commodities and commodity-linked instruments. The fund also may invest in cash and cash equivalents. As a result of the fund's use of derivatives, the fund may hold significant amounts of high-quality, short-term securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The fund also may invest in high-yield securities to earn income.

From time to time, the fund may invest a portion of its assets in instruments that are not included in the Index, if Credit Suisse Asset Management, LLC ("Credit Suisse"), the fund's investment adviser, believes that those instruments will help the fund track the Index.

The fund primarily will gain exposure to commodities through investments in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity futures and swaps and other investments designed to serve as collateral for the Subsidiary's futures and swaps (i.e., high-quality, short-term securities). The Subsidiary is managed by Credit Suisse and has the same investment objective as the fund. The fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the fund with commodity exposure within the limitations of the federal tax requirements that apply to the fund.

The fund does not invest in hedge funds. To the extent the Index is or becomes concentrated in a particular industry or group of industries, the fund may invest more than 25% of its assets in that industry or group of industries to the extent necessary to track the Index.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CFTC REGULATION

Due to recent Commodity Futures Trading Commission ("CFTC") rule amendments, the disclosures and operations of the fund will need to comply with applicable regulations governing commodity pools, which will increase the fund's regulatory compliance costs. Other potentially adverse regulatory initiatives could develop.

COMMODITY EXPOSURE RISKS

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The value of commodity futures and swaps may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

CREDIT RISK

The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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EXCHANGE-TRADED FUNDS RISK

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF.

EXCHANGE-TRADED NOTES RISK

ETNs are a type of unsecured, unsubordinated debt security that combines certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and also may be affected by future legislation.

FOREIGN SECURITIES RISK

A fund that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or

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income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

FORWARDS RISK

Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the fund faces the risk that its counterparties may not perform their obligations. Forward contracts also are not regulated by the CFTC and therefore the fund will not receive any benefit of CFTC regulation when trading forwards.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

INDEX/TRACKING ERROR RISK

The fund's portfolio composition and performance may not match, and may vary substantially from, that of the Index for any period of time. Unlike the fund, the returns of the Index are not reduced by investment and other operating expenses. In addition, there can be no assurance that the fund will be able to duplicate the exact composition of the Index, or that the Index will track the performance of the DJCS Hedge Fund Index.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

LEVERAGING RISK

The Fund may invest in certain derivatives that provide leveraged exposure. The Fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the Fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or

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the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

PORTFOLIO TURNOVER RISK

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

SPECULATIVE EXPOSURE RISK

Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked swap agreements and from writing uncovered call options are unlimited.

SUBSIDIARY RISK

By investing in the Subsidiary, the fund is exposed indirectly to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

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Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

SWAP AGREEMENTS RISK

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

TAX RISK

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, the fund has not received, and there can be no assurance that the IRS will grant, such a private letter ruling to the fund. If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

VALUATION RISK

The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security. Many derivative instruments are not actively traded.

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PERFORMANCE SUMMARY

Because the fund is new, no performance information is available as of the date of this Prospectus.

The fund makes updated performance information available at the fund's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 877-870-2874.

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MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Liquid Alternative Beta Team is responsible for the day-to-day portfolio management of the fund. Dr. Jordan Drachman, a Director of Credit Suisse, and Peter Little, a Director of Credit Suisse, are portfolio managers of the Liquid Alternative Beta Team. Dr. Drachman and Mr. Little have been portfolio managers of the fund since inception.

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PURCHASE AND SALE OF FUND SHARES

Eligible investors may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

The fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The fund's initial investment minimum for Class I is $250,000.

The fund's subsequent investment minimum for Class I is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

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TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase the fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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THE FUND IN DETAIL

■   GOAL AND STRATEGIES

The fund seeks to achieve investment results that correspond generally to the performance, before fees and expenses, of the Credit Suisse Liquid Alternative Beta Index (the "Index"). The fund employs a "passive" or indexing investment approach designed to track the performance of the Index. The Index seeks to approximate the aggregate returns of the universe of hedge funds, as represented by the DJCS Hedge Fund Index, using liquid investments. The DJCS Hedge Fund Index is a widely recognized asset-weighted benchmark that measures hedge fund performance. Additional information regarding the DJCS Hedge Fund Index is included in the SAI.

The Index aims to replicate the returns of the universe of hedge funds by exposure to the following three hedge fund strategies using liquid, commonly traded instruments: Long/Short Equity, Event Driven and Global Strategies. Long/Short Equity Strategies seek to provide long and short exposure to a diversified portfolio of equities which involves investing in equities (i.e., investing long) that are expected to increase in value and selling equities (i.e., short sales or short selling) that are expected to decrease in value. Long/Short Equity Strategies have the flexibility to shift investment styles, such as from value to growth, from small to medium to large capitalization stocks, and from net long to net short. Event Driven Strategies typically invest in various asset classes and seek to profit from potential mispricing of securities related to a specific corporate or market event. Such events can include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Global Strategies incorporate hedge fund strategies which invest across geographies and asset classes typically in a tactical manner and also incorporate certain arbitrage strategies. Examples of strategies of such types of hedge funds include convertible arbitrage, global macro and managed futures. The investment universe of Global Strategies is world wide and often includes equities, currencies, interest rates, and commodities. The Index is constructed using quantitative methods to provide exposure to "alternative beta." Alternative beta means the portion of the returns achieved using various hedge fund investing techniques (such as derivatives and short-selling) that results from market exposure, rather than manager skill. The fund does not seek what is commonly referred to as "alpha," which is a return in excess of beta through manager skill. The fund will seek to provide hedge fund-like returns without direct hedge fund investment, thereby providing greater

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liquidity than may be available by investing in hedge funds.

The Index, which was developed and is maintained by an affiliate of Credit Suisse, is constructed using a rules-based methodology.

The fund attempts to replicate the Index by investing all, or substantially all, of its assets in the securities and financial instruments that provide exposure to the Index components in approximately the same weighting that such components have within the Index at the applicable time. The constituents of the Index include securities and financial instruments within the U.S. and non-U.S. equity, U.S. and non-U.S. fixed income, commodity and currency asset classes. The percentage of the fund's portfolio exposed to each asset class and geographic region or to any hedge fund strategy will vary from time to time as the Index constituents and constituent weightings change.

The fund will invest in a broad range of instruments, including, but not limited to, equities, American Depository Receipts and Global Depository Receipts, ETFs, bonds, ETNs, currencies, commodities, futures, options and swaps, either by investing directly in these instruments or, in the case of certain commodity-linked instruments, indirectly, by investing in the Subsidiary that invests in such commodity-linked instruments. The fund also may invest in cash and cash equivalents. As a result of the fund's use of derivatives, the fund may hold significant amounts of high-quality securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The fund also may invest in high-yield securities to earn income. The fund also may engage in other investment practices in seeking to achieve its investment objective.

From time to time, the fund may invest a portion of its assets in instruments that are not included in the Index, if Credit Suisse believes that those instruments will help the fund track the Index. This may occur for a number of reasons. For example, regulatory constraints, such as diversification limitations with respect to the fund's holdings, or certain tax related concerns, may prevent the fund from investing in instruments that are included in the Index.

The fund primarily will gain exposure to commodities through investments in the Subsidiary. One of the requirements for favorable tax treatment as a RIC, is that the fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered

19

investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, the fund has not received, and there can be no assurance that the IRS will grant, such a private letter ruling to the fund. If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

It is expected that the Subsidiary will invest primarily in futures and swaps. The Subsidiary also may invest in U.S. Treasuries, shares of money market funds, repurchase agreements and other high-quality, short-term instruments. The primary purpose of the high-quality, short-term instruments held by the Subsidiary will be to serve as collateral for the derivatives; however, these instruments may also earn income for the Subsidiary.

The Subsidiary is managed by Credit Suisse and has the same investment objective as the fund. With respect to its investments, the Subsidiary generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund; however, the Subsidiary (unlike the fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the fund due to federal tax requirements relating to qualifying income, as discussed above. The fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the fund. The fund may invest up to 25% of its total assets in the Subsidiary.

The fund does not invest in hedge funds. To the extent the Index is or becomes concentrated in a particular industry or group of industries, the fund may invest more than 25% of its assets in that industry or group of industries to the extent necessary to track the Index.

It is expected that the performance of the fund will deviate from the performance of the Index. This deviation may result from, among other things, expenses incurred by the fund that are not reflected in the performance of the Index. In instances where the fund invests in instruments that are not included in the Index, this deviation may also result from differences between the performance of the fund's investments and the performance of the constituents that these investments are intended to track. Accordingly, the return of the

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fund will vary from and may be significantly lower than the return of the Index.

The fund's investment objective may be changed without shareholder approval.

■   RISK FACTORS

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks.

PRINCIPAL RISK FACTORS

Commodity Exposure Risks Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The value of commodity futures and swaps may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Credit Risk The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation.

Derivatives Risk Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as commodity exposure risks, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exchange-Traded Funds Risk Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same

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primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF.

Exchange-Traded Notes Risk ETNs are a type of unsecured, unsubordinated debt security that combines certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and IRS and may also be affected by future legislation.

Foreign Securities Risk A fund that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund's net currency positions may expose it to risks independent of its securities positions.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic

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policy changes, social and political instability, military action and war.

Forwards Risk Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the fund faces the risk that its counterparties may not perform their obligations. This risk may cause some or all of the fund's gains to be lost. Please see "Counterparty Risk" below. At times, certain market makers have refused to quote prices for forward contracts, or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and sell. If this occurs, Credit Suisse may be unable to effectively use its forward trading strategies, and the fund could experience significant losses. See "Liquidity Risk" below. Forward contracts, unlike exchange-traded futures contracts, are not regulated by the CFTC. Therefore, the fund will not receive any benefit of CFTC regulation when trading forwards.

Futures Contracts Risk The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the fund, and the prices of fund shares, may be subject to greater volatility, as a result of the fund's use of futures contracts. The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way Credit Suisse expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times; and (v) although the fund will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the fund may be unable to close out its futures contracts at a time which is advantageous.

Index/Tracking Error Risk As discussed under "Goal and Strategies," the fund's performance may not match, and may vary substantially from, that of the Index for any period of time. Although the fund attempts to track the investment performance of the Index, the fund may not be able to duplicate its exact composition or return. In addition, unlike the fund, the returns of the Index are not reduced by investment and other operating expenses, and therefore, the ability of the fund to match the performance of the Index will be adversely affected by the costs of buying and selling investments as well as other expenses. The fund cannot guarantee that its performance will

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match the Index for any period of time or at all. In addition, there can be no assurance that the fund will be able to duplicate the exact composition of the Index, or that the Index will track the performance of the DJCS Hedge Fund Index.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

Leveraging Risk Although the fund itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, Credit Suisse will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The Subsidiary will comply with these asset segregation or "earmarking" requirements to the same extent as the fund. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversified Status The fund is considered a non-diversified investment company under the 1940 Act and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to

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shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Recent Regulation The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter ("OTC") derivatives market. The implementation of the Dodd-Frank Act could adversely affect the fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the fund's and Credit Suisse's exposure to potential liabilities.

Due to recent CFTC rule amendments, the disclosures and operations of the fund will need to comply with applicable regulations governing commodity pools, which will increase the fund's regulatory compliance costs. Other potentially adverse regulatory initiatives could develop.

Speculative Exposure Risk Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked swap agreements and from writing uncovered call options are unlimited.

Subsidiary Risk By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as described in this Prospectus and the

25

SAI and could adversely affect the fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, fund shareholders would likely suffer decreased investment returns.

Swap Agreements Risk Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk In order to qualify as a RIC, the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, the fund has not received and there can be no assurance that the IRS will grant, such a private letter ruling to the fund. If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security. Many derivative instruments are not actively traded.

OTHER RISK FACTORS

Counterparty Risk The fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the

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fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

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FINANCIAL HIGHLIGHTS

This section normally details the financial performance of the fund. Because the fund had not yet commenced operations prior to the date of this prospectus, there are no financial highlights to report.

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MEET THE MANAGERS

Dr. Jordan Drachman and Peter Little are portfolio managers of the Liquid Alternative Beta Team and responsible for the day-to-day portfolio management of the fund. Dr. Drachman and Mr. Little have been portfolio managers of the fund since inception.

Dr. Jordan Drachman, Director, is head of research of the Alternative Beta Strategies group. Dr. Drachman joined Credit Suisse Group AG in 2007 from Banc of America Securities where he developed options strategies and other mathematical models for the Equity Financial Products Group. Prior to this, Dr. Drachman was a Quantitative Researcher for Jemmco Capital where he led a team that produced statistical models and trading strategies. Dr. Drachman has also worked at J.P. Morgan & Co. in the Quantitative Trading Group and the Corporate Risk Management Group where he developed trading models and risk management techniques. Dr. Drachman received a B.S. in Mathematics from the Massachusetts Institute of Technology and a Ph.D. from Stanford University.

Peter Little, CFA, Director, is head of Portfolio Management and Implementation for Alternative Beta products within the Liquid Alternatives group. In this role, Mr. Little is responsible for managing Alternative Beta portfolios with quantitative methodology. Prior to this role, Mr. Little was responsible for construction of Investable Hedge Fund Indices and the related Hedge Fund of Fund portfolios. Prior to joining Liquid Alternatives, Mr. Little worked in the Fund Linked Products area within the Investment Banking Division of Credit Suisse in London. Prior to joining Credit Suisse Group AG in 2003, Mr. Little worked for Barclays Capital in their Market Risk division. Previously, Mr. Little worked at Royal Bank of Scotland, JP Morgan, Chase Manhattan Bank and Standard Chartered, primarily in product control within Fixed Income Derivatives, responsible for price testing and model verification. Mr. Little earned a B. Comm in Finance from the University of Port Elizabeth in South Africa in 1995. Mr. Little is a CFA charter holder.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Job titles indicate position with the investment adviser unless indicated otherwise.

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MORE ABOUT THE FUND

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

One Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

The fund pays advisory fees at the annual rate of 1.15% of average daily net assets.

Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory contract will be available in the fund's Semi-Annual Report to shareholders for the period ending April 30, 2012.

The Trust and Credit Suisse have entered into a written contract limiting operating expenses to 1.95% of the fund's average daily net assets for Class A shares, 2.70% of the fund's average daily net assets for Class C shares and 1.70% of the fund's average daily net assets for Class I shares at least through the fund's first year of operations (the fund has not yet begun operations). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fund's first year of operations and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before the end of the fund's first year of operations.

As discussed in the "Principal Investment Strategies" section, the fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary has entered into a separate contract with Credit Suisse whereby Credit Suisse or its affiliates provide investment advisory and other services to the Subsidiary. Neither Credit Suisse nor any affiliate receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the fund pays Credit Suisse and its affiliates based on the fund's assets, including the assets in the Subsidiary.

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■   SHARE VALUATION

The net asset value (NAV) of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the fund's total assets, less its liabilities, by the number of shares outstanding.

The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in open-end investment companies are valued at their closing NAV per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded. The fund's investment in the Subsidiary is valued at the Subsidiary's NAV each business day. Securities, options, swaps and futures contracts and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The fund also may use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund may utilize a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time

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to time. The Subsidiary is subject to the same valuation policies as the fund.

The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The fund declares and pays dividend distributions quarterly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary to avoid a federal tax. Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect

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to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified RIC, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions of taxable income from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

Any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid during January of the following year.

Credit Suisse will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long- term capital gains. If you do not provide the fund, or its paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to

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withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

■   STATEMENTS AND REPORTS

If you invest directly through the fund, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of name or address of the registered owner(s)

■  otherwise, every calendar quarter

The fund also produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 877-870-2874.

The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

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CHOOSING A CLASS OF SHARES

This Prospectus offers you a choice of three classes of shares: Classes A, C and I. Class I shares are only available to certain types of investors, as described below. Choosing which of these classes of shares is better for you depends on a number of factors, including the amount and intended length of your investment and the total costs and expenses associated with a particular share class.

CLASS A AND C

With respect to Class A and Class C shares:

■  Class A shares may be a better choice than Class C if you are investing for the long term, especially if you are eligible for a reduced sales charge

■  Class C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

■  Class C shares may be better for an investor with a shorter time horizon because they have a lower sales charge than Class A shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long term

Class A and C shares are described in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A and Class C, which we recommend you discuss with your financial representative. Your financial representative will receive different compensation depending on the class you choose.

MAIN FEATURES

CLASS A

■  Initial sales charge of up to 5.25%

■  Lower sales charge for large purchases

■  No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

■  Lower annual expenses than Class C because of lower 12b-1 fee

CLASS C

■  No initial sales charge

■  Deferred sales charge of 1.00% if you sell shares during the first year of purchase

■  Higher annual expenses than Class A shares because of higher 12b-1 fee

■  No conversion to Class A shares, so annual expenses remain higher

CLASS I

Class I shares are offered to (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) employees of Credit Suisse or its affiliates and current and former Directors and Trustees of funds advised by Credit Suisse or its affiliates, (4) Credit Suisse or its affiliates and (5) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons

35

whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made.

Class I shares also are offered to clients of financial intermediaries (including broker-dealers and registered investment advisers ("RIAs")) who charge such clients an ongoing fee for advisory, investment, consulting or similar services. The aggregate value of such accounts with respect to each financial intermediary must be at least $250,000 (or be anticipated by the principal underwriter to reach $250,000).

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

You may be able to convert your shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program that has an agreement with Credit Suisse or Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the fund's distributor, specific for this purpose. In such instance, your shares automatically may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

If your shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

More information about the fund's classes of shares is available through Credit Suisse's website. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■  the front-end sales charges that apply to the purchase of Class A shares

■  the deferred sales charges that apply to the redemption of Class C shares

■  who qualifies for lower sales charges on Class A shares

■  who qualifies for a sales load waiver

Go to www.credit-suisse.com/us and click on "Breakpoint Discounts."

You may also go to the FINRA website, www.finra.org, and click on "Understanding Mutual Fund Classes" under "Investor Information: Investor Alerts" for more helpful information on

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BUYING AND SELLING SHARES

how to select the appropriate class in which to invest.

■   OPENING AN ACCOUNT

You may invest in each class of shares of the fund through certain financial representatives and you may also invest directly through the fund, subject to certain eligibility requirements. You should contact your financial representative or the fund to open an account and make arrangements to buy shares.

If you invest through a financial representative, your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

If you invest directly through the fund, you will be required to complete an account application with the fund. Your account application provides the fund with key information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future. If you need an application, call the Shareholder Service Center to receive one by mail or fax. You can make your initial investment through the fund by check or wire. The "By Wire" method enables you to buy shares on a particular day at that day's closing NAV.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

■   BUYING AND SELLING SHARES

The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative or the fund must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. eastern time) in order for it to be priced at that day's offering price. If your request is received after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative or the fund has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.

The fund reserves the right to modify or waive the minimum investment

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amount requirements described above. The maximum investment amount in Class C shares is $1,000,000.

If you invest in the fund through a financial representative, you should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share after your request is received in proper form. If you own Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.

If you invest directly through the fund, please see the "Buying Shares" table and the "Selling Shares" table on the following pages. If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares. If you wish to invest directly by mail, please send a check payable to Credit Suisse Family of Funds, along with a completed application form by regular mail: Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or overnight mail: Credit Suisse Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the account application. If you invest directly through the fund and wish to pay for your shares by check, please make the check payable in U.S. dollars to Credit Suisse Family of Funds. Unfortunately, the fund cannot accept "starter" checks that do not have your name pre-printed on them. The fund also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

If you invest in the fund through a financial representative, your financial representative may impose a minimum account balance required to keep your account open.

■   EXCHANGING SHARES

If you invest in the fund through a financial representative, you should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

The fund reserves the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

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If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

■   REDEMPTION FEE

Subject to the exceptions described below, the fund imposes a 2.00% redemption fee (short-term trading fee) on all shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption or exchange and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest.

The redemption fee is not applicable to the following types of redemptions:

■  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

■  minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse Funds

■  hardship withdrawals, upon receipt of appropriate documentation

■  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

■  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code

■  involuntary redemptions resulting from a shareholder's failure to maintain a minimum investment in the fund

■  redemptions and exchanges effected by other mutual funds holding shares of the fund

■  otherwise as Credit Suisse or the fund may determine in their sole discretion

The fund may grant exemptions from the redemption fee where the fund has previously received assurances (that it in its discretion deems to be appropriate in the circumstances) that transactions to be entered into by any account will not involve market timing activity. Types of accounts that may be considered for this exemption include asset allocation programs that offer automatic rebalancing; wrap-fee accounts, or similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options.

As noted above, the redemption fee is applicable to fund shares purchased through a financial intermediary. In these circumstances, the fund relies on the financial intermediary to assess the

39

fee. Financial intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently from the fund. If you are investing in fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

The fund may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The fund may continue to make its shares available through such financial intermediaries. The fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the fund's use of redemption fees may not fully eliminate excessive short-term trading in fund shares or insulate long-term shareholders from associated costs or other dilution of the value of fund shares.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call the fund at 877-870-2874.

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BUYING SHARES

The table below is only applicable to purchases of shares directly from the fund.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK

■ Complete the New Account Application.
■ For IRAs use the Universal IRA Application. (Class A and Class C only)
■ Make your check payable to Credit Suisse Funds.
■ Write the fund name on the check.
■ Mail to Credit Suisse Funds.	■ Make your check payable to Credit Suisse Funds.
■ Write the account number and the fund name on your check.
■ Mail to Credit Suisse Funds.
■ Minimum amount is $100 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares.

BY EXCHANGE

■ Call our Shareholder Service Center to request an exchange from another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	■ Call our Shareholder Service Center to request an exchange from another Credit Suisse Fund.
■ Minimum amount is $250 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

BY WIRE

■ Complete and sign the New Account Application.
■ Call our Shareholder Service Center and fax the signed New Account Application by 4 p.m. eastern time.
■ The Shareholder Service Center will telephone you with your account number. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire your initial investment for receipt that day.
■ Mail the original, signed application to Credit Suisse Funds.
This method is not available for IRAs.	■ Call our Shareholder Service Center by 4 p.m. eastern time to inform us of the incoming wire. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire the money for receipt that day.
■ Minimum amount is $500 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares.

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OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

■ Cannot be used to open an account.	■ Call our Shareholder Service Center to request an ACH transfer from your bank.
■ Your purchase will be effective at the next NAV calculated after we receive your order in proper form.
■ Minimum amount is $50 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares.
■ Requires ACH on Demand privileges.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6 P.M. ET

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SELLING SHARES

The table below is only applicable to redemptions of shares directly from the fund.

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL

Write us a letter of instruction that includes:
■ your name(s) and signature(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).	■ Accounts of any type. ■ Sales of any amount. For IRAs please use the IRA Distribution Request Form.

BY EXCHANGE

■ Call our Shareholder Service Center to request an exchange into another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

BY PHONE

Call our Institutional Services Center to request a redemption. You can receive the proceeds as:
■ a check mailed to the address of record ($100 minimum)
■ an ACH transfer to your bank ($50 minimum)
■ a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.

BY WIRE OR ACH TRANSFER

■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges. ■ Requests by phone or mail.

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HOW TO REACH THE FUND

Shareholder Service Center
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Account registration]

■   SELLING SHARES IN WRITING

If you are invested directly through the fund, some circumstances require a written sell order to process a redemption request, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's transfer agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling us at the shareholder services toll-free number.

■   RECENTLY PURCHASE SHARES

For shares purchased directly from the fund other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Credit Suisse fund. A redemption fee of 2.00% will be charged on the exchange.

■   LOW-BALANCE ACCOUNTS

If you hold shares through an account with the fund and your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds. The

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MINIMUM TO KEEP AN ACCOUNT OPEN WITH THE FUND

minimum account balance requirements are as follows:

Class A and Class C
Regular account:	$2,000
IRAs:	$250
Transfers/Gifts to Minors:	$250
Class I
All types of accounts:	$100,000

The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6 P.M. ET

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SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative, or if you invest directly through the fund, by calling the Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For accounts maintained directly with the fund: for automatically reinvesting your dividend and capital gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

■   RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

■  Traditional IRAs

■  Roth IRAs

■  Spousal IRAs

■  Rollover IRAs

■  SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

■   ACCOUNT CHANGES

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

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OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

If you are purchasing shares directly from the fund, your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and the fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

For purchases directly from the fund, if you wire money to the fund without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial representative may charge a fee to send or receive wire transfers.

While the fund monitors telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders with the fund by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND

■   SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market

47

timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The fund's distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers. However, the fund may not always be able to detect frequent trading activity by clients and customers of financial intermediaries if such clients or customers invest in the fund through their financial intermediary's omnibus account with the fund. By their nature, omnibus accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to the fund on a net basis, conceal the identity of the individual investors from the fund.

In addition, the fund imposes a 2.00% redemption fee (short-term trading fee) on all shares that are redeemed or exchanged within 30 days from the date of purchase. See "Buying and Selling Shares-Redemption Fee." The fee is paid to the fund to offset costs associated with short-term shareholder trading. The Board of Trustees approved the redemption fee to limit the disruptive effects on the portfolio management of the fund that result from "market timing" of the fund's shares.

The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

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■   SPECIAL SITUATIONS

The fund reserves the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

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OTHER SHAREHOLDER INFORMATION

■   CLASS A AND C SHARES AND

■   SALES CHARGES

Class A and C shares are identical except in two important ways: (1) each class bears different distribution and service fees and sales charges and (2) each class has different exchange privileges. Class A and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

■   CLASS A SHARES

OFFERING PRICE:

The offering price for Class A shares is NAV plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE – CLASS A

AMOUNT PURCHASED	AS A % OF AMOUNT INVESTED	AS A % OF OFFERING PRICE	COMMISSION TO FINANCIAL REPRESENTATIVE AS A % OF OFFERING PRICE
Less than $50,000	5.54%	5.25%	4.75%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	1.00%**

*  On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC" below).

**  The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1.  Individuals and Members of Their Immediate Families: an individual, the individual's spouse or her domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2.  Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

50

3.  Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4.  UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. In order to determine whether you qualify for a reduced sales charge on your current purchase, you must notify your financial representative of any other investments that you or your related accounts have in the Credit Suisse Funds, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related account.

From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  investment advisory clients of Credit Suisse;

(2)  officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of the Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3)  an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account

51

or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4)  shares purchased by (a) RIAs on behalf of fee-based accounts or by (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5)  shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)  Class A shares acquired when dividends and distributions are reinvested in the fund; and

(7)  Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

Letter of Intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

Right of Accumulation. You may be eligible for reduced sales charges based upon the current net asset value of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV

52

of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

Concurrent Purchases. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

Reinstatement Privilege. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

Class A Limited CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's Prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

■  the NAV at the time of purchase of the Class A shares being redeemed; or

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■  the NAV of such Class A shares at the time of redemption.

For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

■   CLASS C SHARES

You may choose to purchase Class C shares at the fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be assessed in an amount equal to the lesser of the then-current NAV or the original purchase price of the shares identified for redemption. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

THE CDSC ON CLASS C SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  shares received pursuant to the exchange privilege that are currently exempt from a CDSC;

(2)  redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3)  redemptions made pursuant to the fund's automatic withdrawal plan, pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be

54

withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4)  redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5)  Class C shares acquired when dividends and distributions are reinvested in the fund.

Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account that is below the minimum to keep an account open will not be subject to the CDSC.

Reinstatement Privilege. If you redeemed Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class C shares of the fund or of another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

55

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

CSAMSI, an affiliate of Credit Suisse, is responsible for making the fund available to you. In addition, with respect to shareholders who have invested through an account with the fund, CSAMSI is responsible for account service and maintenance and other administrative services related to the sale of the shares. On or about April 13, 2012, Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of CSAMSI, will replace CSAMSI as the distributor.

The fund has adopted 12b-1 Plans for Class A and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A and C of the fund's shares. Under the plans, the distributor is paid 0.25% and 1.00% of the average daily net assets of the fund's Class A and C shares, respectively. Since these fees are out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by the distributor under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

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FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL

■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during the past fiscal year.

■   OTHER INFORMATION

A current SAI, which provides more details about the fund, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The fund's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Opportunity Funds

Credit Suisse Liquid Alternative Fund  811-09054

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  LAF-PRO-0412

STATEMENT OF ADDITIONAL INFORMATION

MARCH 5, 2012

CREDIT SUISSE LIQUID ALTERNATIVE FUND

Ticker Symbol
Class A	CSQAX
Class C	CSQCX
Class I	CSQIX

This Statement of Additional Information provides information about the Credit Suisse Liquid Alternative Fund (the “Fund”), that supplements information contained in the Prospectus for the Fund, dated March 5, 2012, as amended or supplemented from time to time (the “Prospectus”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus.  Copies of the Prospectus can be obtained by writing or telephoning:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

877-870-2874

The Fund is a series of Credit Suisse Opportunity Funds (the “Trust”).

MANAGEMENT OF THE FUND	32
Officers and Board of Trustees	32
Leadership Structure and Oversight Responsibilities	37
Committees and Meetings of Trustees	38
Trustees’ Total Compensation for Fiscal Year Ended October 31, 2011	40
Advisory Agreement	40
Administration Agreement	42
Portfolio Managers	42
Portfolio Managers’ Compensation	42
Potential Conflict of Interest	42
Portfolio Managers’ Ownership of Securities	43
Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts	43
Code of Ethics	44
Custodian and Transfer Agent	44
Proxy Voting Policies and Procedures	45
Disclosure of Portfolio Holdings	45
Distribution and Shareholder Servicing	48
Organization of the Fund	49
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	51
Redemptions	53
EXCHANGE PRIVILEGE	56
ADDITIONAL INFORMATION CONCERNING TAXES	57
The Fund	58
Special Tax Considerations	60
Taxation of U.S. Shareholders	64
Taxation of Non-U.S. Shareholders	66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	67
MISCELLANEOUS	68
FINANCIAL STATEMENTS	68
APPENDIX A — PROXY VOTING POLICY AND PROCEDURES	A-1
APPENDIX B — DESCRIPTION OF RATINGS	B-1
APPENDIX C — SPECIAL FEE ARRANGEMENTS	C-1

2

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies in the Prospectus.  There are no assurances that the Fund will achieve its investment objective.

The investment objective of the Fund is to seek to achieve investment results that correspond generally to the performance, before fees and expenses, of the Credit Suisse Liquid Alternative Beta Index (the “Index”).  The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.  The fund employs a “passive” or indexing investment approach designed to track generally the performance of the Index.

Credit Suisse Liquid Alternative Beta Index.  The Index, which was launched on December 31, 2009, aims to track the performance of hedge funds, as represented by the Dow Jones Credit Suisse Hedge Fund Index (the “DJCS Hedge Fund Index”).  The index currently is a composition of hedged strategies such as Long/Short Equity, Event Driven, and Global Strategies, which are generally described below.

Hedge funds that follow Long/Short Equity Strategies typically invest in both long and short sides of equity markets, often with a specific focus on certain sectors, regions or market capitalizations. Managers typically have the flexibility to shift investment styles, such as from value to growth, from small to medium to large capitalization stocks, and from net long to net short. Managers can trade equity futures and options as well as equity-related securities and debt. They can also build portfolios that are more concentrated than traditional long-only equity funds.

Hedge funds that follow Event Driven Strategies typically invest in various asset classes and seek to profit from potential mispricing of securities related to a specific corporate or market event. Such events can include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven funds can invest in equities, fixed income instruments (investment grade, high yield, bank debt, convertible debt and distressed), options and various other derivatives. Funds may use a combination of strategies and adjust exposures based on the opportunity sets in each subsector.

Hedge funds that follow Global Strategies generally incorporate Global Macro, Multi-Strategy, and Arbitrage Strategies such as Convertible Arbitrage, Fixed Income Arbitrage, and Equity Market Neutral.  Global macro funds typically focus on identifying mispricings in equity, currency, interest rate and commodity markets. Funds typically employ a top-down global approach to analyze how political trends and global macroeconomic events may affect the valuation of financial instruments. Profits can be made by correctly anticipating price movements in global markets and having the flexibility to use a broad investment mandate, with the ability to hold positions in practically any market with any instrument. These approaches may be systematic trend- following models, or discretionary in nature.

Although each individual hedge fund manager may be investing in very specific securities, in aggregate, there is a common portfolio composition that can be approximated with a subset of securities by using sophisticated quantitative methods.  This subset is further optimized to track the performance of the hedge fund industry and the result is the final Index weightings.  Similar to the hedge fund industry, the goal of the Index is to produce higher risk adjusted returns than can be generally obtained in the financial markets.

Dow Jones Credit Suisse Hedge Fund Index.  The DJCS Hedge Fund Index tracks the performance of hedge funds that employ various investment strategies, which include one or more of the following: convertible arbitrage, dedicated short bias, emerging markets, equity market neutral, event driven, fixed income arbitrage, global macro, long/short equity, managed futures and multi-strategy.    The hedge funds included in the DJCS Hedge Fund Index upon each rebalancing of the index are selected from a universe of eligible hedge funds pursuant to a set of index rules.  The various hedge fund investment strategies represented in the DJCS Hedge Fund Index will not necessarily be of equal weight, and one or more particular hedge fund investment strategies may be represented in the DJCS Hedge Fund Index more heavily than others at any given time.  The DJCS Hedge Fund Index is rebalanced on a quarterly basis, with certain hedge funds being included or removed from, or re-weighted within, the index in accordance with the index rules.  The index rules may be modified from time to time, including with respect to, among other things, index construction and weighting and eligibility requirements for hedge funds to be included within the DJCS Hedge Fund Index.  The DJCS Hedge Fund Index is sponsored by Credit Suisse Index Co, LLC and CME Group Index Services LLC.  Credit Suisse Index Co, LLC and CME Group Index Services LLC do not sponsor, endorse, sell or promote the Fund and make no representation regarding the advisability of investing in the Fund.

Investment Policies

Set forth below is additional information on the Fund’s investment policies and strategies.  Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  The Fund does not represent that these techniques are available now or will be available in the future.

Fixed Income Securities. The Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The fixed income securities in which the Fund invests primarily will be investment grade; however, the Fund may invest in fixed income securities rated below investment grade.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”) to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. The Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and the Adviser in its discretion will determine whether to dispose of such security.

Below Investment Grade Securities.  The Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities.  Investment in such securities involves substantial risk.  Below investment grade and comparable unrated securities (commonly referred to as “junk bonds”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities.  Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact the Fund’s net asset value.  The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix B for a further description of securities ratings.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Fannie Mae and Freddie Mac bonds).

Changes in interest rates may cause a decline in the market value of an investment.  With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Other U.S. government securities the Fund may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Money Market Instruments.  Money market instruments consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Credit Suisse to be high quality investments; commercial paper rated no lower than A-2 by S&P, or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.  A description of S&P’s and Moody’s ratings is in Appendix B to this SAI.

Securities of Other Investment Companies.  The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  Pursuant to exemptive orders from the SEC, these percentage limitations do not apply to investments in certain exchange-traded funds (“ETFs”).  As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Money Market Mutual Funds.  The Fund may invest its assets in securities of money market mutual funds, including those that are affiliated with the Fund or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Equity Securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Foreign Investments.  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.  The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the Fund may invest in securities denominated in currencies of non-U.S. countries, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information.  The majority of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (“SEC”).  Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, military action, war or domestic developments which could affect U.S. investments in those and neighboring countries.  Any of these actions or events could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Some countries have less developed securities markets (and related transaction, registration and custody practices).  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.  In addition to losses from such delays, less-developed securities markets could subject the Fund to losses from fraud, negligence, or other actions.

Increased Expenses.  The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs are higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Depository Receipts.  The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts (“GDRs”), are issued outside the United States.  EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.  For purposes of the Fund’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging Markets.  The Fund may invest in securities of issuers located in “emerging markets” (less developed countries located outside of the United States).  Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Convertible Securities.  Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.  Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

Rights Offerings and Purchase Warrants.  Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short lifespan to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration.  Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security’s market price when, for example, there is no movement in the level of the underlying security.

Options on Securities and Securities Indices and Currency Exchange Transactions.

The Fund may purchase and write (sell) options on securities, securities indices and currencies.  The Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies interest rates and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”).  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.  The Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When the Fund writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice.  In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Fund may write covered call options.  For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Fund effects a closing purchase transaction.  The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund.  The Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Securities Index Options.  The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

OTC Options.  The Fund may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option.  Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Fund.  Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Currency Exchange Transactions.  The value in U.S. dollars of the Fund’s assets that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.  The Fund may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

The Fund also may enter into forward currency contracts with respect to specific transactions.  For example, when the Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction.  The Fund will be able thereby to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund.  To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

Currency Options.  The Fund may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Fund’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options.  If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer’s creditworthiness deteriorates.

Futures Activities.

The Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.  These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.  The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies.  The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. However, as described below under “Regulatory Aspects of Derivative Instruments,” due to the adoption of certain CFTC rule amendments, the exclusion will likely no longer be available with respect to the Fund, and as a result Credit Suisse will have to register with the CFTC as a “commodity pool operator” with respect to the Fund.

Futures Contracts.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by the Fund upon entering into a futures contract.  Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  The Fund will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses.  In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.  In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Commodity Futures. The Fund may trade in commodity futures (and related options). Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals as well as intangibles such as indexes, financial instruments and other interests. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed upon when the contract is made. The buyer of the futures contract is not entitled to ownership of the underlying commodity until expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, standardization of expiration dates, contract sizes and other contract terms, and the availability of a liquid market. Futures markets specify the terms and conditions of delivery and may specify the maximum permissible price movement during a trading session. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time for speculative purposes. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. The futures clearinghouse marks every futures contract to market at the end of each trading day and requires that all losses and gains be paid out on a daily basis. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund will be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund holds long futures positions on that commodity, the value of the futures contract may change proportionately.

Options on Futures Contracts.  The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Commodity-Linked Derivatives. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodity futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The Fund will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings. In the event a counterparty’s rating falls below investment grade, the Adviser in its discretion will determine whether to dispose of such security.

“Swap” Derivative Transactions. The Fund may enter into interest rate, securities index, commodity, or security and currency swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular foreign currency, or a “basket” of securities representing a particular index. Swap agreements may also include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that are rated investment grade and that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Regulatory Aspects of Derivatives Instruments. Pursuant to a notice of eligibility filed with the CFTC with respect to the Fund, the Trust is not deemed to be a

“commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration as such under the CEA. The Adviser is not required to be registered as a “commodity trading advisor” with respect to its service as the investment adviser to the Fund. However, on February 9, 2012, the CFTC adopted certain regulatory changes that will subject operators and advisers of registered investment companies to registration with the CFTC if such a fund invests in futures and certain other instruments, in excess of certain limits. Since the Fund will not be able to execute its investment strategies within these new limits, Credit Suisse intends to register with the CFTC as a “commodity pool operator” with respect to the Fund. As a result of such registration, the disclosures and operations of the Fund will need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. With respect to futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Asset Coverage for Certain Derivative Transactions.  The Fund will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions.  These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.

A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price.  The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Temporary Investments.  To the extent permitted by its investment objective and policies, the Fund may hold cash or cash equivalents pending investment or to meet redemption requests.  In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers.  The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of:  (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

Repurchase Agreements.  The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right.  The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the “1940 Act”).

Reverse Repurchase Agreements and Dollar Rolls.  The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and “dollar rolls.”

Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund’s agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Fund also may enter into “dollar rolls,” in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Fund would forgo principal and interest paid on such securities.  The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Non-Publicly Traded and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  The Fund’s investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid; and therefore, subject to the Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Lending of Portfolio Securities.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Trustees.  These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets (including the loan collateral) taken at value.  The Fund will have the right to call such loans and obtain the securities loaned at any time on five days’ notice.  Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  Income received could be used to pay the Fund’s expenses and would increase an investor’s total return.  The Fund will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.  The Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.  Any loans of the Fund’s securities will be fully collateralized and marked to market daily.

Borrowing.  The Fund may borrow to the extent permitted by the 1940 Act.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  The Fund expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Leverage.  The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  Although the principal of borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding.  Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede Credit Suisse from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Exchange-Traded Notes.  The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Short Sales.  The Fund may from time to time sell securities short.  A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.  The Fund may engage in short sales to a limited extent.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.  Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

Short Sales “Against the Box.”  The Fund may enter into short sales “against the box” to a limited extent.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short.  It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately.  If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian.  While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.  These securities constitute the Fund’s long position.

The Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security).  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

When-Issued Securities and Delayed-Delivery Transactions.  The Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) to the extent consistent with their other investment policies and restrictions.  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.  The Fund will not enter into a “when-issued” or “delayed-delivery” transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the

Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Investments in the Subsidiary.  The Fund will invest up to 25% of its total assets in the shares of Credit Suisse Cayman Liquid Alternative Fund, Ltd, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).  Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service (“IRS”) revenue rulings, as discussed below under “Additional Information Concerning Taxes—Special Tax Considerations—Tax Treatment of Swaps.”  The IRS has recently instituted a moratorium on issuance of additional private letter rulings approving the use of subsidiaries by mutual funds to gain commodity exposure.  The Subsidiary is advised by Credit Suisse, and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The Subsidiary has an investment management agreement with Credit Suisse pursuant to which Credit Suisse manages the assets of the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary also has entered into a co-administration agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), an affiliate of Credit Suisse, pursuant to which CSAMSI provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be included in the Fund’s annual and semi-annual reports (which include the Subsidiary’s full audited financial statements and unaudited financial statements, respectively) provided to Fund shareholders.  Copies of the reports will be provided without charge upon request as indicated on the front cover of this Statement of Additional Information.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this Statement of Additional Information, is not subject to all the investor protections of the 1940 Act.  However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will generally be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.  In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information and could adversely affect the Fund.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions are applicable to the Fund and may not be changed without the approval of a majority of the shareholders of the Fund.  This means an affirmative vote of the holders of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund is represented or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Except as set forth in the  Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

These fundamental restrictions provide that the Fund may not:

1.             Invest 25% or more of the value of its total assets in any one industry or group of industries, other than the United States Government, or any of its agencies or instrumentalities, except that, if the Index is or becomes concentrated in a particular industry or group of industries, the Fund’s investments may exceed this 25% limitation to the extent that it is necessary to gain exposure to that industry or group of industries to track the Index;

2.             Issue senior securities, except as permitted under the 1940 Act;

3.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4.             Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

5.             Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

6.             Purchase or sell commodities or commodities contracts to the extent  permitted by applicable law; or

7.             Borrow money, except to the extent permitted under the 1940 Act.

If a percentage restriction (other than the percentage limitation set forth in No. 7 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

The Subsidiary will follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

PORTFOLIO VALUATION

The net asset value (“NAV”) of each class of the Fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the “NYSE”) on each day the NYSE is open for business.  As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Please see the Prospectus for a description of the procedures used by the Fund in valuing its assets.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund’s net asset value is not calculated.  As a result, calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service approved by the Board at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objectives.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

Credit Suisse will select portfolio investments and effect transactions for the Fund.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in its judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.

All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including CSAMSI, the Fund’s distributor, Credit Suisse Securities (USA) LLC, and other affiliates of Credit Suisse Group AG.  The Fund may utilize CSAMSI or other affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Fund.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Fund may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI or Credit Suisse Securities (USA) LLC or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law.  In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

PORTFOLIO TURNOVER

The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

It is not possible to predict the Fund’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs.  In addition, gains realized from portfolio turnover may be taxable to shareholders.

MANAGEMENT OF THE FUND

Officers and Board of Trustees

The business and affairs of the Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware.  The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.  The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The names and years of birth of the Trust’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

INFORMATION CONCERNING TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees
Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	6

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Mirae Discovery Funds (8 open-end portfolios); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since 2001	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present;	4	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) in 2007; Member of Standard

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
			Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.		& Poor’s Board of Managers (credit rating agency)
Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1937	Trustee, Nominating and Audit Committee Member	Since 2000	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to June 2009.	4	Director of Carlisle Companies Incorporated (diversified manufacturing company) from 1995 to 2009
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 2001 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	6

Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since 2001	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds
Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds
Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

(1)                                  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.    Mr. Arzac has been a Trustee since 2005, and Chairman of the Audit Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Jeffrey E. Garten.   Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 38 years of executive, business and academic experience in the areas of international trade and finance and business management.

Peter F. Krogh.   Mr. Krogh has been a Trustee since 2001 of all of the open-end Credit Suisse Funds in the Fund Complex.  Previously, he served as a Trustee of the Winthrop Focus Funds and the DeVegh Funds.  For fourteen years, he served as a director of a diversified manufacturing company, serving as chairman of the pension and benefits committee.  He has over forty years of management and academic experience in the field of foreign affairs.

Steven N. Rappaport.    Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Fund and Fund Complex

As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund*,(1), (2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*,(1)

Independent Trustees

Enrique R. Arzac	None	E

Jeffrey E. Garten	None	B

Peter F. Krogh	None	D

Steven N. Rappaport	None	E

* Key to Dollar Ranges:

	A.	None
	B.	$1 - $10,000
	C.	$10,001 - $50,000
	D.	$50,001 - $100,000
	E.	Over $100,000

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(2)	Because the Fund is new, the Trustees do not own shares of the Fund.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of four members, each of whom is an Independent Trustee. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit

Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees

The Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of the open-end fund complex met five times during the Fund’s fiscal year ended October 31, 2011.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee of the open-end fund complex met twice during the fiscal year ended October 31, 2011.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

Each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual retainer of $60,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  The Independent Chairman of the open-end fund complex receives an aggregate annual fee of $25,000 and the chairman of the Audit Committee of the open-end fund complex receives an additional $7,500 in the aggregate.

Trustees’ Total Compensation for Fiscal Year Ended October 31, 2011

Name of Trustee	Trust	All Investment Companies in the Credit Suisse Fund Complex	Number of Portfolios in Fund Complex Overseen by Trustee
Non-Interested Trustees
Enrique R. Arzac	$9,323	$113,504	6
Jeffrey E. Garten	$8,571	$60,000	4
Peter F. Krogh	$8,571	$60,000	4
Steven N. Rappaport	$11,076	$119,608	6

As of January 31, 2011, Trustees and officers of the Fund as a group owned of record less than 1% of the Fund’s outstanding shares.

Advisory Agreement

Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York  10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The investment advisory agreement (the “Advisory Agreement”) between the Fund and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board of Trustees or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund.  General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund’s Board of Trustees in such manner as the Board determines to be fair and accurate.  Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Fund, Credit Suisse will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rate of 1.15% of average daily net assets.

Credit Suisse and CSAMSI may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

Administration Agreement

CSAMSI and State Street Bank and Trust Company (“State Street”) serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.09% of the Fund’s average daily net assets.

For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated in total for all the Credit Suisse Funds, subject to an annual minimum fee, exclusive of out-of-pocket expenses.  Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

State Street has been engaged by the Fund to act as the Fund’s securities lending agent.  The Fund’s securities lending arrangement provides that the Fund and State Street will share the income earned from securities lending activities.  Generally, the Fund will receive 85% and State Street will receive 15% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement.

Portfolio Managers

Portfolio Managers’ Compensation

Dr. Jordan Drachman and Peter Little are compensated for their services by Credit Suisse.  Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining their bonus includes the Fund’s performance, assets held in the Fund and other accounts managed by them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflict of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers’ Ownership of Securities

Because the Fund is new, the portfolio managers do not own shares of the Fund.

Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Dr. Jordan Drachman	0	$0	0	$0	0	$0

Peter Little	0	$0	5	$422,177,473	0	$0

No advisory fee is based on performance for any of the accounts listed above.

Code of Ethics

The Fund, Credit Suisse and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:  (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street acts as the custodian for the Fund and also acts as the custodian for the Fund’s foreign securities pursuant to a Custodian Agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund’s portfolio securities held by it and (e) makes periodic reports to the Fund’s Board of Trustees concerning the Fund’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund.  For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund’s Board concerning the transfer agent’s operations with respect to the Fund.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts  02021-2809.

Proxy Voting Policies and Procedures.

The Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix A to this SAI.  The Fund will file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  The Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 877-870-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Fund’s policies apply to all of the Fund’s service providers that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings.

The Fund’s policies and procedures provide that information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders.  In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Fund’s policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Fund’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Fund’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI.  The Fund’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund.  Set forth below is a list, as of February 1, 2012, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

BFDS (transfer agent)	As necessary	None

Citibank N.A. (or any of its affiliates) (administration services to the Adviser)	Daily	None

In addition, Portfolio-Related Information may be provided as part of the Fund’s ongoing operations to: the Fund’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Trustees; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Investment Company Institute	Monthly	6th business day of following month

Lipper	Monthly	3rd business day of following month

Morningstar	Monthly	2nd business day of following month

Strategic Insight	Monthly	3rd business day of following month

Thomson Reuters	Monthly	2nd business day of following month

The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund’s policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Distribution and Shareholder Servicing

CSAMSI is the distributor of the Fund’s shares and offers the Fund’s shares on a continuous basis.  CSAMSI’s principal business address is One Madison Avenue, New York, New York 10010.  On or about April 13, 2012, Credit Suisse Securities (USA) LLC, an affiliate of CSAMSI, will replace CSAMSI as Distributor.

Class A and Class C Shares.

Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Fund has a Distribution Agreement (the “Distribution Agreement”) and a Rule 12b-1 Plan for the Fund to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares and the servicing of accounts.

Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the Fund pays a distribution services fee each month to CSAMSI, with respect to Class A and Class C shares of the Fund, at an annual rate of up to 0.25% and 1%, respectively.

Distribution and service fees on Class A and C shares are used to pay CSAMSI to promote the sale of shares and the servicing of accounts of the Fund.  CSAMSI also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by CSAMSI under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders.  They also include purchasing radio, television, newspaper and other advertising and compensating CSAMSI’s employees or employees of the distributor’s affiliates for their distribution assistance.

With respect to sales of the Fund’s Class A or Class C shares through a broker-dealer, financial intermediary or financial institution (each a “financial representative”), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A and Class C shares.  The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

Under the Distribution Agreement, Credit Suisse may make payments to CSAMSI from Credit Suisse’s own resources, which may include the management fees paid by the Fund.  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to the Fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amount in lieu of such payments.

In addition to these payments described above, the CSAMSI or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, CSAMSI or its affiliates may pay or allow other incentives or payments to intermediaries.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Current revenue sharing payments have various structures and typically may be made in one or more of the following forms: asset-based payments, flat fees or minimum aggregate fees.

General.  Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans (“Independent Trustees”).  Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner.  The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares.  Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

Organization of the Fund

Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the “Opportunity Funds”) was formed on May 31, 1995 as a business trust under the laws of the State of Delaware.  Opportunity Funds is an open-end management investment company.  It currently offers shares of two series: Credit Suisse Floating Rate High Income Fund and Credit Suisse Liquid Alternative Fund.  The Fund is “non-diversified” within the meaning of the 1940 Act.  The Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.  The Fund offers three classes of shares: Class A shares, Class C shares and Class I shares.  Unless otherwise indicated, references to the “Fund” apply to each class of shares of the Fund.

The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Opportunity Funds is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  It also provides that all third parties shall look solely to the property of the appropriate fund for satisfaction of claims arising in connection with the affairs of an Fund.  With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Opportunity Funds against all liability in connection with the affairs of the Opportunity Funds.

All shares of the Opportunity Funds when duly issued will be fully paid and non-assessable.  The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval.  Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares.  Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Trustee of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

The Fund’s charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund.  The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to, shares of a particular class or classes of capital stock with those belonging to, or attributable to, another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to, a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to, the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind.  The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.  The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any fund or any of its series or classes into other funds, series or classes without shareholder approval.  Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest.  Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Delaware law.  A fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.  Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.credit-suisse.com/us.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of the Fund’s shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued.

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund’s behalf.  A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Class A, Class C and Class I Shares may be purchased through a brokerage firm, other financial intermediary, or through the Fund. Prospective investors should discuss their investment with their financial advisor before making a purchase to be sure the Fund is appropriate. To make direct investments, you must open an account with the Fund and send payment for your shares either by mail or through a variety of other purchase options offered by the Fund. If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

To purchase shares directly from the Fund, contact the Fund to obtain an application.  Complete the application and mail it to the Fund along with a check payable to Credit Suisse Family of Funds; by regular mail: Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or overnight mail Credit Suisse Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Fund accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. To make a subsequent purchase, mail a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Credit Suisse

Family of Funds and should clearly indicate your account number. Please call the Funds at 1-877-870-2874 with any questions regarding purchases by mail.

The Fund cannot accept “starter” checks that do not have your name preprinted on them.  The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund.  These types of checks will be returned to you and your purchase order will not be processed.

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.  Each shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder’s account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

Class A Shares and Class C Shares.  Class A shares and Class C shares generally are designed for investors seeking the advice of financial representatives.  All purchases of Class A shares and Class C shares are confirmed to each shareholder and are credited to such shareholder’s account at net asset value after receipt in good order and deduction of any applicable sales charge.

Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

Initial Sales Charge — Class A

Amount Purchased	As a % of Amount Invested	As a % of Offering Price	Commission to Financial Representative as a % of Offering Price

Less than $50,000	5.54%	5.25%	4.75%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	1.00%**

*	On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**

The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

General. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares.  Some may establish higher minimum investment requirements than set forth in the Prospectus.  Firms may arrange with their clients for other investment or administrative services.  Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return.  Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers.  In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders.  Such shareholders may obtain access to their accounts and information about their accounts only from their firm.  Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.  Some firms may have access to their clients’ direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends.  Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services.  The Prospectus should be read in connection with such firms’ material regarding their fees and services.

Redemptions

General.  Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class C shares of the Fund, and certain redemptions of Class A shares of the Fund.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Automatic Cash Withdrawal Plan.  An automatic cash withdrawal plan (the “Plan”) is available to shareholders who wish to receive specific amounts of cash periodically.  Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment.  To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it.  Withdrawal payments should not be considered as income from investment in the Fund.  As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares and Class C shares of the Fund may be subject to a deferred sales charge.

Contingent Deferred Sales Charge — General.  Class C shares are subject to a CDSC of 1% during the first year. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class C shares and that 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000.  If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership.  Investments are tracked on a monthly basis.  The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received.  In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.  CSAMSI receives any contingent deferred sales charge directly.

A limited Contingent Deferred Sales Charge (“Limited CDSC”) is imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.  The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

Redemption Fee.  The Fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase.  This fee is calculated based on the shares’ aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest.

The redemption fee is not applicable to the following types of redemptions:

•                  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

•                  minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder’s retirement accounts in Credit Suisse funds

•                  hardship withdrawals, upon receipt of appropriate documentation

•                  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration

•                  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code

•                  involuntary redemptions resulting from a shareholder’s failure to maintain a minimum investment in the Fund

•                  redemptions and exchanges effected by other mutual funds holding shares of the Fund

•                  redemptions from certain asset allocation programs that offer automatic re-balancing; wrap-fee accounts, or similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options

•                  otherwise as Credit Suisse or the Fund may determine in their sole discretion

As noted above, the redemption fee is applicable to Fund shares purchased through a financial intermediary. In these circumstances, the Fund relies on the financial intermediary to assess the fee.  Financial intermediaries that maintain omnibus accounts with the Fund may calculate redemption fees differently from the Fund.  If you are investing in Fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the Fund.

The Fund may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The Fund may continue to make its shares available through such financial intermediaries. The Fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the Fund’s use of redemption fees may not fully eliminate excessive short-term trading in Fund shares or insulate long-term shareholders from associated costs or other dilution of the value of Fund shares.

The Board of Trustees of the Fund approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from “market timing” of the Fund’s shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading.

EXCHANGE PRIVILEGE

An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Fund.  A Class I shareholder may exchange Class I shares of the Fund for Class I shares of another Credit Suisse Fund at their respective net asset values.  Exchanges of Class I shares as described above will be effected without a sales charge.  A Class A or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential.  Not all Credit Suisse Funds offer all classes of shares.

If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund’s net asset value determined at the end of that business day.  Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares or Class C shares, will be effected without a sales charge.  The Fund may refuse exchange purchases at any time without prior notice.

The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold.  When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption.  Therefore, the investor may realize a taxable gain or loss in connection with the exchange.  Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange.  For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 877-870-2874.

The Fund reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a “market timing” strategy) is discerned.  The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

The Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund’s view, is likely to engage in excessive or short-term trading.  If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV.  In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders.  The Fund is intended to be a longer-term investment and not a short-term trading vehicle.  Because excessive or short-term trading can hurt the Fund and its shareholders, the Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them.  However, the Fund’s efforts to curb market timing may not be entirely successful.  In particular, the Fund’s ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts.  As a result, the Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests.  Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

Conversions.  Shareholders may be able to convert their shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program that has an agreement with Credit Suisse or CSAMSI specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.  Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.  The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the Fund may invest in order to gain exposure to the Index, to not be considered qualifying income. The income the Fund derives directly from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10 percent of its gross income.  If the Fund does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax on its net income and capital gains as a regular corporation and when distributed, that income and capital gain would be taxable to shareholders as an ordinary dividend to the extent of the Fund’s earnings and profits.  The rest of this tax section assumes that the commodity-linked derivative instruments in which the Fund invests are “securities” within the meaning of the 1940 Act.

The Fund intends to invest not more than 25% of its total assets in the Subsidiary.  The Subsidiary may invest without limitation in commodity-linked swaps and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities.

The Fund

The Fund intends to continue to qualify as a regulated investment company (“RIC”) each taxable year under the Code.  To so qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to any interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Subsidiary will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year.  Furthermore, the Fund will be subject to the Distribution Requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income.  The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses

(including any capital loss carryovers).  The Fund currently expects to distribute any such excess annually to its shareholders.  However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

The Fund’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Zero Coupon Securities.  The Fund’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity.  Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Fund that lock in gain on an “appreciated financial position.”  Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract.  The entry into a short sale or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Fund enters into, if any, may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If the Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale.  However, the Fund’s investments in so-called “section 1256 contracts,” if any, such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not section 1256 contracts.

Short Sales.  In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps.  As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  It may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income from some derivatives not used as a hedge or otherwise derived with respect to the Fund’s business of investing in securities may not meet the 90% qualifying income requirement of the Code.  If such income, and other non-qualifying income, were to exceed 10% of the Fund’s income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.

Tax Treatment of Commodity-Linked Swaps.  The IRS has issued rulings that provide that in order for the Fund to qualify as a RIC, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Fund’s gross income.

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute qualifying income to the Fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS will grant such a private letter ruling to the Fund. If the Fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

Foreign Currency Transactions.  In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” from unlisted options, and from the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates will be treated as ordinary income or loss.  In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions.  Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his shares.

Tax Credit Bonds. If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the fund were to make an election, a shareholder of the fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Foreign Taxes.  Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The Fund expects that it will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.  Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.  All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income.  Because the Fund invests primarily in fixed income securities, it does not expect that a significant portion of its dividends will be treated as “qualified dividend income,” which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (currently at a maximum rate of 15%).

Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations.  Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares.  A redemption of shares by the Fund will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of the Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting an investment within a family of mutual funds.

Backup Withholding.  The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

In addition, the same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the Fund will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS.  PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP, with principal offices at 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for the Fund.  The financial statements that will be incorporated by reference in this Statement of Additional Information will be audited by PwC and included herein in reliance upon a report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

No person owns of record 5% or more of a class of the Fund’s outstanding shares as of the date of this SAI.

Conflicts of Interest of Affiliate as Shareholder

It is anticipated that Credit Suisse or its affiliate will either own all or substantially all of the Fund’s shares upon the commencement of the Fund’s operations. Credit Suisse or its affiliate will likely sell the Fund shares it holds as additional Fund shares are purchased by other investors.  As a majority shareholder, Credit Suisse or its affiliate will hold a substantial amount of the Fund’s voting securities, and may be able to exercise a controlling influence in matters submitted to a vote of shareholders, including, but not limited to, the election of Trustees, approval or renewal of advisory contracts, and any vote relating to areorganization or merger of the Fund.  The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, Credit Suisse is the investment adviser of the Fund.

FINANCIAL STATEMENTS

Because the Fund is new, it has not yet issued an annual report. The Fund will furnish without charge a copy of its annual report upon request by calling Credit Suisse Funds at 877-870-2874.

APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6)

evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 2, 2011

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Description of Exhibit

(a) (1)	Form of Agreement and Declaration of Trust dated May 31, 1995. (1)

(2)	Certificate of Amendment dated July 13, 2000. (2)

(3)	Certificate of Amendment dated January 16, 2001. (3)

(4)	Certificate of Amendment dated February 1, 2001. (3)

(5)	Certificate of Amendment dated February 6, 2001. (3)

(6)	Certificate of Amendment effective December 12, 2001. (4)

(7)	Certificate of Amendment effective December 12, 2001. (5)

(8)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 17, 2002. (6)

(9)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 18, 2003. (7)

(10)	Certificate of Correction dated June 15, 2004. (8)

(1)	Incorporated by reference to the corresponding exhibit in the Registrant’s Registration Statement on Form N-1A, filed on September 1, 1995 (Securities Act File No. 33-92982).

(2)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, filed on August 1, 2000 (Securities Act File No. 33-92982).

(3)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2001 (Securities Act File No. 33-92982).

(4)	Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on December 31, 2001 (Securities Act File No. 33-92982).

(5)	Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002 (Securities Act File No. 33-92982).

(6)	Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on December 30, 2002 (Securities Act File No. 33-92982).

(7)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A, filed on July 11, 2003 (Securities Act File No. 33-92982).

(11)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated February 4, 2005. (8)

(12)

Certificate of Establishment and Designation of the Credit Suisse Strategic Allocation Fund—Conservative, Credit Suisse Strategic Allocation Fund— Moderate and Credit Suisse Strategic Allocation Fund—Aggressive. (9)

(13)	Certificate of Termination dated August 17, 2005. (10)

(14)	Certificate of Termination dated November 15, 2006. (10)

(15)	Certificate of Establishment and Designation of the Credit Suisse Liquid Alternative Index Fund. (20)

(16)	Restated Certificate of Trust of Credit Suisse Opportunity Funds. (20)

(17)	Certificate of Amendment to Certificate of Trust of Credit Suisse Opportunity Funds. (21)

(18)	Amended and Restated Certificate of Establishment and Designation dated February 16, 2012, filed herewith.

(b)	(1)	Form of By-Laws as adopted July 1995. (1)

	(2)	Amendment to By-Laws. (3)

	(3)	Amendment to By-Laws as adopted December 12, 2001. (4)

	(4)	Amended and Restated By-Laws as adopted February 12, 2002. (6)

(c)		Not applicable.

(d)	(1)

Amended and Restated Investment Advisory Agreement with Credit Suisse Asset Management, LLC dated March 23, 2001 as amended and restated May 3, 2004, February 14, 2005, December 1, 2006 and November 16, 2011. (20)

(2)	Expense Limitation Agreement with Credit Suisse Asset Management, LLC dated November 16, 2011, to be filed by amendment.

(e)	(1)	Amended and Restated Distribution Agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) dated August 1, 2000 as amended and restated May 3, 2004 and November 15, 2006. (10)

(2)	Expense Limitation Agreement with Credit Suisse Asset Management, LLC dated November 16, 2011, to be filed by amendment.

(f)		Not Applicable.

(g)	(1)	Custodian Agreement with State Street Bank and Trust Company (“State Street”) dated October 20, 2000. (11)

(8)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005 (Securities Act File No. 33-92982).

(9)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2006 (Securities Act File No. 33-92982).

(10)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007 (Securities Act File No. 33-92982).

(11)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

(2)	Amendment to Custodian Agreement with State Street dated April 26, 2001. (12)

(3)	Amendment to Custodian Agreement with State Street dated May 16, 2001. (12)

(4)	Amendment to Custodian Agreement with State Street dated November 16, 2005.(9)

(5)	Amendment to Custodian Agreement with State Street dated November 1, 2011. (22)

(6)	Amended Exhibit I to Custodian Agreement with State Street, to be filed by amendment.

(h)	(1)	Form of Amendment to Services Agreement for the Credit Suisse High Income Fund. (13)

	(2)	Form of Interim and Restated Service Agreement dated November 3, 2000. (14)

	(3)	Assignment Agreement by and between CSAMSI and Provident Distributors, Inc.(4)

(4)	Co-Administration Agreement with CSAMSI dated November 1, 1999 as amended and restated November 16, 2005 and November 16, 2006. (10)

(5)	Amendment No. 1 to Co-Administration Agreement with CSAMSI, to be filed by amendment.

(6)	Co-Administration Agreement with State Street dated March 18, 2002. (15)

(7)	Amendment No. 1 to Co-Administration Agreement with State Street dated January 1, 2007. (10)

(8)	Amended Appendix A to Co-Administration Agreement with State Street, to be filed by amendment.

(9)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated October 1, 2007. (16)

(10)	Amendment to Transfer Agency and Service Agreement with BFDS dated October 1, 2010. (22)

(11)	Amendment to Transfer Agency and Service Agreement with BFDS dated February 10, 2011. (22)

(12)	Amendment to Transfer Agency and Service Agreement with BFDS dated August 17, 2011. (22)

(13)	Amendment to Transfer Agency and Service Agreement with BFDS dated November 1, 2011. (22)

(14)	Amended Schedule A to Transfer Agency and Services Agreement with BFDS, to be filed by amendment.

(15)	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated March 17, 2004.(17)

(16)	First Amendment to Securities Lending Authorization Agreement dated December 17, 2004.(17)

(12)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

(13)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, filed on February 23, 1999 (Securities Act File No. 33-92982).

(14)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on December 29, 2000 (Securities Act File No. 33-92982).

(15)

Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-lA of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554).

(16)

Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Commodity Return Strategy Fund filed on December 21, 2007 (Securities Act File No. 333-116212).

(17)	Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125).

(17)	Second Amendment to Securities Lending Authorization Agreement dated May 17, 2006. (17)

(18)	Third Amendment to Securities Lending Authorization Agreement dated September 15, 2006. (17)

(19)	Fourth Amendment to the Securities Lending Authorization Agreement dated July 16, 2007. (17)

(20)	Fifth Amendment to Securities Lending Authorization Agreement dated August 27, 2007. (17)

(21)	Sixth Amendment to Securities Lending Authorization Agreement dated December 1, 2007. (17)

(22)	Seventh Amendment to the Securities Lending Authorization Agreement dated April 17, 2009. (17)

(23)	Eighth Amendment to the Securities Lending Authorization Agreement dated May 21, 2009. (22)

(24)	Ninth Amendment to the Securities Lending Authorization Agreement dated November 1, 2011. (22)

(25)	Securities Lending and Services Agreement with State Street Bank and Trust Company dated April 17, 2009. (17)

(26)	Combined U.S. Accounting, Administration Fee Schedule Revised June 1, 2009.(18)

(27)	Credit Agreement, to be filed by amendment.

(i)		Opinion and Consent of Richards, Layton & Finger, P.A., filed herewith.

(j)	(1)	Consent of Independent Registered Public Accounting Firm, filed herewith.

	(2)	Powers of Attorney. (20)

(k)		Form of Subscription Agreement with initial shareholders for the Credit Suisse High Income Fund dated January 11, 1999. (14)

(l)		Not applicable.

(m)	(1)	Rule 12b-1 Plans of the Class A shares of Credit Suisse High Income Fund dated May 1, 2003. (7)

	(2)	Rule 12b-1 Plans of the Class B Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

	(3)	Rule 12-1 Plans of the Class C Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

(18)	Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2009 (Securities Act File No. 33-92982).

(4)	Rule 12b-1 Plans of the Common Class Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

(5)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Liquid Alternative Fund dated November 16, 2011. (20)

(6)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Liquid Alternative Fund dated November 16, 2011. (20)

(n)	Amended and Restated Rule 18f-3 Plan dated January 1, 2012. (22)

(o)	Not Applicable.

(p)	Global Personal Trading Policy for Registrant, Credit Suisse Asset Management, LLC and CSAMSI dated January 2007. (19)

Item 29.                  Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.                  Indemnification

Registrant, officers and directors/trustees of Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), of CSAMSI and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of the Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002.

Item 31.                  Business and Other Connections of Investment Advisor

Credit Suisse acts as investment adviser to the Registrant. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and Trustees of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Credit Suisse (SEC File No. 801-37170).

(19)

Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Credit Suisse Global Small Cap Fund, filed on February 4, 2009 (Securities Act File No. 333-08459).

(20)	Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (Securities Act File No. 33-92982).

(21)	Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, filed on December 29, 2011 (Securities Act File No. 33-92982).

(22)	Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2012 (Securities Act File No. 33-92982).

Item 32.                  Principal Underwriter

(a)           CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Commodity Return Strategy Fund and Credit Suisse Trust.

(b)           For information relating to each Trustee, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-32482) filed by CSAMSI under the Securities Exchange Act of 1934.

(c)           None.

Item 33.                  Location of Accounts and Records

(1)           Credit Suisse Opportunity Funds

One Madison Avenue

New York, New York 10010

(Fund’s Agreement and Declaration of Trust, By-Laws and minute books)

(2)           Credit Suisse Asset Management, LLC

One Madison Avenue

New York, New York 10010

(records relating to its functions as investment adviser)

(3)           Credit Suisse Asset Management Securities, Inc.

One Madison Avenue

New York, New York 10010

(records relating to its functions as co-administrator and distributor)

(4)           State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

(records relating to its functions as co-administrator and custodian)

(5)           Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021-2809

(records relating to its functions as transfer agent and dividend disbursing)

Management Services

Item 34.                  Management Services

Not applicable.

Item 35.                  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 5th day of March, 2012.

CREDIT SUISSE OPPORTUNITY FUNDS

By:	/s/ John G. Popp
John G. Popp
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ John G. Popp	Chief Executive Officer	March 5, 2012
John G. Popp

/s/ Michael A. Pignataro	Chief Financial Officer	March 5, 2012
Michael A. Pignataro

/s/ Steven N. Rappaport*	Chairman of the Board	March 5, 2012
Steven N. Rappaport

/s/ Jeffrey E. Garten*	Trustee	March 5, 2012
Jeffrey E. Garten

/s/ Peter F. Krogh*	Trustee	March 5, 2012
Peter F. Krogh

/s/ Enrique R. Arzac*	Trustee	March 5, 2012
Enrique R. Arzac

*By:	/s/ Michael A. Pignataro
Michael A. Pignataro, as Attorney-in-Fact

Credit Suisse Cayman Liquid Alternative Fund, Ltd certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement of Credit Suisse Opportunity Funds, on behalf of its series, Credit Suisse Liquid Alternative Fund, with respect only to information that specifically relates to Credit Suisse Cayman Liquid Alternative Fund, Ltd, to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and State of New York, on the 5th day of March, 2012.

CREDIT SUISSE CAYMAN LIQUID ALTERNATIVE FUND, LTD

By:	/s/ John G. Popp
John G. Popp
Director

This Registration Statement of Credit Suisse Opportunity Funds, on behalf of its series, Credit Suisse Liquid Alternative Fund, with respect only to information that specifically relates to Credit Suisse Cayman Liquid Alternative Fund, Ltd, has been signed below by the following persons in the capacities on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ John G. Popp	Director, Credit Suisse Cayman	March 5, 2012
John G. Popp	Liquid Alternative Fund, Ltd

/s/ Michael A. Pignataro	Director, Credit Suisse Cayman	March 5, 2012
Michael A. Pignataro	Liquid Alternative Fund, Ltd

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

(a)(18)	Amended and Restated Certificate of Establishment and Designation

(d)(2)	Expense Limitation Agreement with Credit Suisse Asset Management, LLC

(i)	Opinion and Consent of Richards, Layton & Finger, P.A.

(j)(1)	Consent of Independent Registered Public Accounting Firm